UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 4, 2005

Dex Media, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32249	14-1855759
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

198 Inverness Drive West, Englewood, Colorado	80112
(Address of principal executive offices)	(Zip Code)

(303) 784-2900
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02 Results of Operations & Financial Condition.

     On May 4, 2005, the registrant issued a press release regarding its financial results for the quarter ended March 31, 2005. A copy of such press release is attached hereto as Exhibit 99.1.

Section 9 — Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1 Press release dated May 4, 2005 entitled “Dex Media Reports First Quarter 2005 Results, Local Revenue Growth of 1.0 Percent.”

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Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant, Dex Media, Inc., has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: May 4, 2005
DEX MEDIA, INC.

	By:	/s/ ROBERT M. NEUMEISTER, JR. Robert M. Neumeister, Jr. Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated Press release dated May 4, 2005 entitled “Dex Media Reports First Quarter 2005 Results, Local Revenue Growth of 1.0 Percent.”

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